UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2018

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

         On January 23, 2018, the Registrant issued a press release reporting preliminary financial results for the fourth quarter and annual earnings of the fiscal year ending December 31, 2017. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

          Great Southern Bancorp, Inc. will host a conference call to review the information provided in the press release referred to above on Wednesday, January 24, 2018, at 2:00 p.m., central time (3:00 p.m., eastern). The call will be available live to interested parties by calling 1-833-832-5121 using the conference passcode 7147459. Participants should ask to be joined into the Great Southern Bancorp (GSBC) call.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release dated January 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date:	January 24, 2018	By:	/s/ Joseph W. Turner
Joseph W. Turner, President
and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 23, 2018

4